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                                                                    EXHIBIT 10.2


                                OMNIBUS AMENDMENT


     Omnibus Amendment, dated as of April 30, 2001 (this "Amendment"), among AAVID THERMAL TECHNOLOGIES, INC., a Delaware corporation (the "Borrower"), HEAT HOLDINGS CORP., a Delaware corporation (the "Parent"), HEAT HOLDINGS II CORP., a Delaware corporation ("Heat Holdings II"), the several banks and other financial institutions from time to time parties to the Credit Agreement (the "Lenders"), CIBC WORLD MARKETS CORP., as lead arranger and bookrunner (in such capacity, the "Lead Arranger"), CANADIAN IMPERIAL BANK OF COMMERCE, as issuer of certain letters of credit (the "Issuer"), FLEET NATIONAL BANK, formerly known as BankBoston, N.A., as documentation agent (the "Documentation Agent") and CANADIAN IMPERIAL BANK OF COMMERCE, as agent for the Lenders hereunder (in such capacity, the "Administrative Agent").

                               W I T N E S S E T H

     WHEREAS, the Borrower, the Parent, Heat Holdings II, the Lenders, the Lead Arranger, the Documentation Agent, the Issuer and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement, dated as of February 2, 2000 (such agreement, as amended from time to time, the "Credit Agreement"; terms defined in the Credit Agreement are used herein as defined therein).

     WHEREAS, the Borrower has executed that certain Amended and Restated Borrower Pledge Agreement, dated as of February 2, 2000 (the "Borrower Pledge Agreement") in favor of the Administrative Agent, for the benefit of the Lenders;

     WHEREAS, the Parent has executed that certain Parent Pledge Agreement, dated as of February 2, 2000 (the "Parent Pledge Agreement") in favor of the Administrative Agent, for the benefit of the Lenders;

     WHEREAS, Heat Holdings II has executed that certain Heat Holdings II Corp. Pledge Agreement, dated as of February 2, 2000 (the "Heat Holdings II Pledge Agreement"; and together with the Borrower Pledge Agreement and the Parent Pledge Agreement, collectively, the "Agreements") in favor of the Administrative Agent, for the benefit of the Lenders;

     WHEREAS, the Borrower, the Parent, Heat Holdings II, the Lenders, the Lead Arranger, the Documentation Agent, the Issuer and the Administrative Agent are parties to that certain Amendment No. 1, dated as of the date hereof (the "Amendment"), to the Credit Agreement;

     WHEREAS, it is a condition to the effectiveness of the Amendment that the Borrower, the Parent, Heat Holdings II and the other parties hereto shall have executed and delivered this Amendment;

     WHEREAS, the Borrower, the Parent, Heat Holdings II and the other parties hereto wish to amend the Agreement as set forth herein in order to, among other things, reflect the execution of the Amendment;

     NOW, THEREFORE, in consideration of the premises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce the Lenders, the Lead Arranger, the Documentation Agent, the Issuer and the Administrative Agent to enter into the Amendment, the parties hereto agree as follows:
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     SECTION 1. Amendments to the Borrower Pledge Agreement. The Borrower Pledge
Agreement is hereby amended as follows:

     (a) Section 5(c) of the Borrower Pledge Agreement is hereby amended in its entirety to read as follows:

     Without the prior written consent of the Administrative Agent, the Pledgor will not (i) vote to enable, or take any other action to permit, any issuer of Pledged Stock to issue Capital Stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any Capital Stock or other equity securities of any nature of any issuer of Pledged Stock (other than as permitted by the Credit Agreement), (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral (other than as permitted by the Credit Agreement), or (iii) create, incur or permit to exist any other Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except as permitted by the Credit Agreement and except for the Lien provided for by this Pledge Agreement. The Pledgor will defend and will indemnify and hold harmless the Administrative Agent and the Lenders against the claims and demands of all Persons whomsoever with respect to any claim arising from or in connection with the right, title and interest of the Administrative Agent and the Lenders in and to the Collateral.

     SECTION 2. Amendments to the Parent Pledge Agreement. The Parent Pledge Agreement is hereby amended as follows:

     (a) Section 5(b) of the Parent Pledge Agreement is hereby amended in its entirety to read as follows:

          (b) Without the prior written consent of the Administrative Agent, the Pledgor will not (i) vote to enable, or take any other action to permit, any issuer of Pledged Stock to issue Capital Stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any Capital Stock or other equity securities of any nature of any issuer of Pledged Stock (other than as permitted by the Credit Agreement), (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral (other than as permitted by the Credit Agreement), or
               (iii) create, incur or permit to exist any other Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except as permitted by the Credit Agreement and except for the Lien provided for by this Pledge Agreement. The Pledgor will defend and will indemnify and hold harmless the Administrative Agent and the Lenders against the claims and demands of all Persons whomsoever with respect to any claim arising from or in connection with the right, title and interest of the Administrative Agent and the Lenders in and to the Collateral.

     SECTION 3. Amendments to the Heat Holdings II Pledge Agreement. The Heat Holdings II Pledge Agreement is hereby amended as follows:

     (a) Section 5(b) of the Heat Holdings II Pledge Agreement is hereby amended in its entirety to read as follows:
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          (b)  Without the prior written consent of the Administrative Agent, the Pledgor will not (i) vote to enable, or take any other action to permit, any issuer of Pledged Stock to issue Capital Stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any Capital Stock or other equity securities of any nature of any issuer of Pledged Stock (other than as permitted by the Credit Agreement), (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral (other than as permitted by the Credit Agreement), or
               (iii) create, incur or permit to exist any other Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except as permitted by the Credit Agreement and except for the Lien provided for by this Pledge Agreement. The Pledgor will defend and will indemnify and hold harmless the Administrative Agent and the Lenders against the claims and demands of all Persons whomsoever with respect to any claim arising from or in connection with the right, title and interest of the Administrative Agent and the Lenders in and to the Collateral.

     (b) A new Section 5(f) is hereby added to the Heat Holdings II Pledge Agreement to read as follows:

          (f) So long as this Pledge Agreement is in effect, the Pledgor agrees that, without the consent of the Administrative Agent, it will not permit the exercise of any option created pursuant to the Call Option Agreements dated April 30, 2001 between the Pledgor and certain stockholders of the Pledgor, as amended from time to time (a "Call Option"), unless the party exercising such Call Option has agreed to pledge any securities being acquired upon such exercise to the Administrative Agent for the ratable benefit of the Lenders, on terms and conditions reasonably satisfactory to the Administrative Agent.

     SECTION 4. Representations and Warranties. To induce the Administrative Agent, the Issuer and the Lenders to enter into this Amendment, each of the Parent, Heat Holdings II and the Borrower represents and warrants to the Administrative Agent, the Issuer and the Lenders that, on the Effective Date (as defined below) after giving effect to this Amendment, all the representations and warranties of each of the Parent, Heat Holdings II and the Borrower in or pursuant to the Agreements, shall be true and correct in all material respects on and as of such date as if made on and as of such date (other than any such representations or warranties that, by their terms, refer to a specific date, in which case as of such specific date).

     SECTION 5. Conditions to Effectiveness. This Amendment shall be effective (such date, the "Effective Date") when the following conditions precedent shall have been satisfied:

     (a) The Administrative Agent shall have received counterparts hereof executed by duly authorized officers of each of the Parent, Heat Holdings II and the Borrower, and by duly authorized signatories of the Lenders.

     (b) All fees and expenses due and owing to the Administrative Agent or any Lender (including, without limitation, any reasonable fees and expenses of
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counsel to the Administrative Agent) shall have been paid.

     SECTION 6. Reference to and Effect in the Agreements.

     (a) Upon the Effective Date, each reference in the Agreements to "Pledge Agreement", "hereunder", "hereof" or words of like import referring to each Agreements, as applicable, and each reference in the Loan Documents (as such term is defined in the Credit Agreement) to "the Pledge Agreements", "thereunder", "thereof" or words of like import referring to the Agreements, shall mean and be a reference to the Agreements as amended hereby.

     (b) Except as specifically amended above, each of the Agreements is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Agreement and all the Pledge Stocks and Pledge Debt described therein do and shall continue to secure the payment of all obligations of the Borrower under the Credit Agreement, the Notes and the other Loan Documents.

     (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of the Agreements or the Confirmations.

     SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

     SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict of laws principles other than Section 5-1401 of the General Obligations Law of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

                                           AAVID THERMAL TECHNOLOGIES, INC.

                                                   /s/ Bharatan R. Patel
                                           By:      ___________________________
                                           Name:    Bharatan R. Patel
                                           Title:   Chief Executive Officer

                                           HEAT HOLDINGS CORP.

                                                    /s/ Bharatan R. Patel
                                           By:      ___________________________
                                           Name:    Bharatan R. Patel
                                           Title:   Vice President

                                           HEAT HOLDINGS II CORP.

                                                    /s/ Bharatan R. Patel
                                           By:      ___________________________
                                           Name:    Bharatan R. Patel
                                           Title:   Vice President

                                           CANADIAN IMPERIAL BANK OF COMMERCE,
                                           as Administrative Agent

                                               /s/ Keith Labbate
                                           By: ________________________________
                                               Keith Labbate
                                               Executive Director
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                                           Name:
                                           Title: